EXHIBIT 3.1

                     AMENDMENT TO THE RESTATED CERTIFICATE
                    AND AGREEMENT OF LIMITED PARTNERSHIP OF
                      REAL ESTATE ASSOCIATES LIMITED VII

         This Amendment to the Restated Certificate and Agreement of Limited Partnership, dated as of March 5, 1984, as amended to date (the "Partnership Agreement") of Real Estate Associates Limited VII, a California limited partnership (the "Partnership"), is made and entered into as of January 21, 2004, by and among National Partnership Investments Corp., a California corporation ("NAPICO"), as general partner of the Partnership, National Partnership Investments Associates II, a California limited partnership ("NAPIA II"), as general partner of the Partnership, and NAPICO, as attorney-in-fact for the limited partners of the Partnership.

         WHEREAS, NAPICO, NAPIA II and limited partners owning a majority of the outstanding limited partnership interests of the Partnership have approved this Amendment.

         NOW THEREFORE, the parties hereto hereby agree as follows:

         1. Section 9.3(d) of the Partnership Agreement is hereby amended to read in its entirety as follows:

         "(d) upon any sale or refinancing the Partnership shall not reinvest any proceeds thereof."

         2. Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Partnership Agreement shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects.

                           [Signature page follows]

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


                           NATIONAL PARTNERSHIP INVESTMENTS CORP.,
                           as General Partner


                           By: /s/ Jeffrey H. Sussman
                               ------------------------------------
                               Jeffrey H. Sussman,
                               Senior Vice President, General Counsel
                               and Secretary


                           NATIONAL PARTNERSHIP INVESTMENTS ASSOCIATES II, as General Partner


                           By: /s/ Charles H. Boxenbaum
                               -----------------------------------
                               Charles H. Boxenbaum,
                               General Partner


                           NATIONAL PARTNERSHIP INVESTMENTS CORP.,
                           as Attorney-in-Fact for the Limited Partners


                           By: /s/ Jeffrey H. Sussman
                               ----------------------------------
                               Jeffrey H. Sussman,
                               Senior Vice President, General Counsel
                               and Secretary

                     AMENDMENT TO THE RESTATED CERTIFICATE
                    AND AGREEMENT OF LIMITED PARTNERSHIP OF
                      REAL ESTATE ASSOCIATES LIMITED VII

         This Amendment to the Restated Certificate and Agreement of Limited Partnership, dated as of March 5, 1984, as amended to date (the "Partnership Agreement") of Real Estate Associates Limited VII, a California limited partnership (the "Partnership"), is made and entered into as of January 21, 2004, by and among National Partnership Investments Corp., a California corporation ("NAPICO"), as general partner of the Partnership, National Partnership Investments Associates II, a California limited partnership ("NAPIA II"), as general partner of the Partnership, and NAPICO, as attorney-in-fact for the limited partners of the Partnership.

         WHEREAS, NAPICO, NAPIA II and limited partners owning a majority of the outstanding limited partnership interests of the Partnership have approved this Amendment.

         NOW THEREFORE, the parties hereto hereby agree as follows:

         1. Section 9.3(t) of the Partnership Agreement is hereby amended to read in its entirety as follows:

         "(t) the Partnership shall not sell all or substantially all of the Partnership's assets in a single transaction or a series of related transactions without obtaining the consent of Limited Partners owning a majority of the outstanding Limited Partnership interests; provided, however, that the foregoing will not apply to a sale of a single Project or Project Interest."

         2. Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Partnership Agreement shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects.

                           [Signature page follows]

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


                           NATIONAL PARTNERSHIP INVESTMENTS CORP.,
                           as General Partner


                           By: /s/ Jeffrey H. Sussman
                               -----------------------------------
                               Jeffrey H. Sussman,
                               Senior Vice President, General Counsel
                               and Secretary


                           NATIONAL PARTNERSHIP INVESTMENTS ASSOCIATES II, as General Partner


                           By: /s/ Charles H. Boxenbaum
                               -----------------------------------
                               Charles H. Boxenbaum,
                               General Partner


                           NATIONAL PARTNERSHIP INVESTMENTS CORP.,
                           as Attorney-in-Fact for the Limited Partners


                           By: /s/ Jeffrey H. Sussman
                               ----------------------------------
                               Jeffrey H. Sussman,
                               Senior Vice President, General Counsel
                               and Secretary